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HARTFORD HLS FUNDS
PROSPECTUS SUPPLEMENT DATED JULY 1, 2001

This supplement replaces the information described under Portfolio Manager for the funds indicated below.

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DIVIDEND AND GROWTH HLS FUND

The fund is managed by Laurie A. Gabriel and Edward P. Bousa.

Ms. Gabriel is Senior Vice President and Managing Partner of Wellington Management and has served as portfolio manager of the fund since its inception in 1994. Ms. Gabriel joined Wellington Management in 1976 and has been an investment professional since that time. Effective October 1, 2001, Ms. Gabriel will turn her full attention to her Managing Partner responsibilities at Wellington Management at which time the fund will be solely managed by Mr. Bousa.

Mr. Bousa is Vice President of Wellington Management and has served as portfolio manager of the fund since July, 2001. Mr. Bousa joined Wellington Management in 2000 and has been an investment professional since 1980. Previously Mr. Bousa was employed by Putnam Investments from 1992-2000, Fidelity Management Trust Company from 1984-1992, and Louis Dreyfus Corporation from 1980-1982.

FOCUS HLS FUND AND STOCK HLS FUND

The funds are managed by Rand L. Alexander with Maya K. Bittar as Associate Portfolio Manager.

Mr. Alexander is Senior Vice President of Wellington Management and has served as portfolio manager of the Focus HLS Fund since April, 2001 and the Stock HLS Fund since 1992. Mr. Alexander joined Wellington Management in 1990 and has been an investment professional since 1976.

Ms. Bittar is Vice President of Wellington Management and has been Associate Portfolio Manager of each fund since July, 2001. She joined Wellington Management in 1998 and has been an investment professional since 1986. Previously she was employed by Firstar Investment Research and Management Company from 1993-1998, McMahan Securities Company, L.P. from 1992-1993 and by Firstar Corporation from 1986-1988.

GLOBAL LEADERS HLS FUND

The fund is managed by Andrew S. Offit. Mr. Offit is Senior Vice President of Wellington Management and has served as portfolio manager or co-portfolio manager of the fund since its inception in 1998. Mr. Offit joined Wellington Management in 1997 and has been an investment professional since 1987.

MIDCAP VALUE HLS FUND

The fund is managed by Wellington Management using a team of analysts that specialize in value oriented investing led by James N. Mordy. Mr. Mordy is Senior Vice President of Wellington Management and has led the team since April, 2001. He joined Wellington Management in 1985 and has been an investment professional since that time.

GLOBAL ADVISERS HLS FUND

The fund is managed by Andrew S. Offit, Robert L. Evans and Scott M. Elliott.

Mr. Offit is Senior Vice President of Wellington Management and has served as portfolio manager since 2001, and associate portfolio manager since 1997, of the equity component of the fund. Mr. Offit joined Wellington Management in 1997 and has been an investment professional since 1987.

Mr. Evans is Senior Vice President of Wellington Management and has managed the debt component of the fund since inception in 1995. He joined Wellington Management in 1995 and has been an investment professional since that time.

Mr. Elliot is a Vice President of Wellington Management and has managed the asset allocation of the fund since 2001. He joined Wellington Management in 1994 and has been an investment professional since 1990.